Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events
  On February 18, 2016, the Partnership took delivery of its first MEGI LNG carrier newbuilding, which commenced its five-year charter contract with a subsidiary of Cheniere Energy, Inc. on February 29, 2016. The Partnership’s second MEGI LNG carrier newbuilding is scheduled to deliver in mid-2016. In February 2016, the Partnership secured financing for these two MEGI LNG carrier newbuildings through a sale-leaseback transaction of approximately $179 million per vessel.

  During February and March 2016, Centrofin Management Inc., the charterer for both the Bermuda Spirit and Hamilton Spirit Suezmax tankers, exercised its option to purchase both the Bermuda Spirit and Hamilton Spirit as permitted under the charter agreement. The Bermuda Spirit was sold on April 15, 2016 and the Hamilton Spirit is expected to be sold in May 2016. Substantially all of the net proceeds to be received from the sales are expected to be used to repay existing term loans for these vessels.